Exhibit 99.1

CONTACT:	James E. Adams
Executive Vice President and Chief Financial Officer
423-278-3050

GREEN BANKSHARES REPORTS THIRD QUARTER EARNINGS

GREENEVILLE, Tenn. (October 24, 2008) – Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today reported 2008 third quarter net income of $1,234,000 or $0.10 per diluted share compared with $8,914,000 or $0.69 per diluted share for the third quarter of 2007.    For the nine months ended September 30, 2008, net income was $9,874,000 or $0.76 per diluted share compared with $21,616,000 or $1.89 per diluted share in the year-earlier period.

Stan Puckett, Chairman and Chief Executive Officer, stated, "The softness in residential real estate continued to have a negative impact on credit quality and earnings during the third quarter.  Primarily through auctions during the quarter, we reduced non-performing assets (NPAs) to $52.9 million or 1.76% of assets at September 30, 2008, from $61.2 million or 2.03% of assets at June 30, 2008."

Puckett added, "All of the Company's risk-based capital ratios remained above the minimum levels required for GreenBank to be considered a 'well-capitalized' financial institution, the highest capital regulatory rating a financial institution can achieve.  The Bank's Tier 1 leverage ratio was 8.77%, its Tier 1 risk-based capital ratio was 10.34%, and the Bank's total risk-based capital ratio was 11.59% – all exceeding the required minimums of 5%, 6% and 10%, respectively, to be deemed 'well capitalized.'"

Third quarter 2008 credit quality data included:

•	97% of NPAs were secured by real estate, of which 91% were secured by residential real estate.
•	The total of $52.9 million in NPAs has been written down an average of 26%, based upon principal balances.
•	Exposure to residential construction loans to developers has been reduced 32% to $156.3 million at the end of the quarter from $229.7 million at December 31, 2007.
•	Subdivision loans to developers were $191.7 million at September 30, 2008.
•	Loans 30 days or more past due totaled $12.8 million, or 0.55% of loans outstanding at September 30, 2008, excluding non-accrual loans, and $53.5 million or 2.30% including non-accruals.

The following information graphically displays the Bank-only loan portfolio breakdown, by purpose code, at September 30, 2008, and does not include overdraft reclassifications:

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Green Bankshares, Inc. ▪ 100 North Main Street ▪ Greeneville, TN  37743 ▪ (423) 639-5111

GRNB Reports Third Quarter 2008 Results

October 24, 2008

Total Loan Portfolio
$2,308
($ in millions)

Commercial Owner Occupied Real Estate $241.4 (10%)
Commercial & Industrial Loans $300.8 (13%)
Agricultural Loans $8.6 (0%)
Farmland $25.2 (1%)
Consumer Loans $92.5 (4%)
Consumer Mortgages $197.0 (9%)
HELOCs $138.4 (6%)
Commercial Real Estate $1,304.5 (57%)
Commercial 1-4 Family Residential Construction $193.4 (8%)
Commercial Vacant Land $108.2 (5%)
Commercial Construction – Non Owner Occupied $163.4 (7%)
Lot Warehouse $86.4 (4%)
Commercial Construction - Owner Occupied $88.6 (4%)
Acquisition & Development $274.3 (12%)
Consumer Residential Construction $30.0 (1%)
Non-Owner Occupied Commercial Real Estate $360.2 (16%)

Puckett continued, "Based upon economic data released on Friday, October 17, 2008, the U.S. Commerce Department reported that nationwide housing starts declined 6.3% in September from August levels, to a seasonally adjusted annual rate of 817,000 units, the slowest building pace since early 1991.  Nationally, housing starts are down 33% from 2007.  In our larger metropolitan markets of Nashville and Knoxville, housing starts are down 47% and 44%, respectively, based upon data available for the first eight months of 2008 versus the same period a year ago. Unemployment rates in the Nashville, Knoxville and Tri-Cities markets are 5.7%, 5.5% and 6.2%, respectively, compared with the National Unemployment rate of 6.1%."

 Net interest income for the third quarter of 2008 totaled $24,384,000, net of interest reversals of almost $475,000, compared with net interest income of $27,293,000 in the same period a year ago.  Net interest margin contracted to 3.72% in the current quarter from 4.22% in the third quarter of 2007 as a result of a combination of falling market interest rates and the impact on net interest income of carrying a higher level of average non-accrual loans throughout the third quarter of 2008.  Net interest income for the first nine months of 2008 increased 7% to $73,900,000 from $69,047,000 in the year-earlier period.

During the quarter, the Company's provision for loan losses totaled $8,620,000 compared with $1,444,000 in the same period last year.  At September 30, 2008, the allowance for loan losses as a percentage of total loans was 1.50% versus 1.45% at September 30, 2007.  Year-to-date net charge-offs, relative to average loans net of unearned income, totaled 0.84% for the third quarter of 2008 compared with 0.07% for the same period last year, reflecting the significant softening in the economy, particularly in the residential real estate market, between the periods.

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GRNB Reports Third Quarter 2008 Results

October 24, 2008

Non-interest income totaled $8,010,000 for the third quarter, up 4% from $7,688,000 in the third quarter of 2007.  The Company continued to see success with its High Performance Checking product, as evidenced by 3,564 net new checking accounts opened during the third quarter, which has helped maintain non-interest income.  Income on this product increased by over $458,000, or 11%, from the third quarter of 2007 and was partially offset by reductions in mortgage department earnings and revenues generated in the Wealth Management Division. For the first nine months of 2008, non-interest income rose 20% to $23,428,000 from $19,570,000 in the comparable period of 2007. On a year-to-date basis, the High Performance Checking program added over $2.9 million to non-interest income, up 28% over last year but the positive impact of this program was partially offset by declines in mortgage related and Wealth Management Fees.

Puckett added, "We are pleased with the continued strength of our High Performance Checking program and the momentum it provides to our operations.  During the third quarter, we opened two new accounts for each account closed, which we believe is significantly ahead of the average open-to-close ratio for mature banks.  These new customers bring deposits, generate non-interest income, and give us the opportunity to cross-sell other banking products."

Non-interest expense totaled $21,944,000 in the third quarter of 2008, including OREO losses of $1.9 million and collection-related costs of approximately $700,000 recorded during the quarter related to the Company’s efforts to aggressively liquidate OREO in the quarter. Compared with the third quarter of 2007, non-interest expenses rose $2.9 million.  Reflecting the earnings trend, the efficiency ratio for the third quarter was 67.74% compared with 54.34% in the third quarter of 2007.  For the first nine months of 2008, non-interest expense rose 24% to $61,645,000 from $49,761,000 in the same period a year ago. In addition to the impact of the incremental normal operating expenses associated with an acquisition in May 2007, the Company incurred approximately $4,276,000 of incremental expenses in the first nine months of 2008 related to OREO losses/write-downs and collection efforts. The Company's efficiency ratio for the first nine months of 2008 was 63.34% versus 56.15% for the same period in 2007.

At September 30, 2008, the Company's total assets increased 2% to $3,012,041,000 compared with $2,955,747,000 at September 30, 2007, and were down slightly from $3,018,536,000 at June 30, 2008.  Net loans of $2,323,076,000 at September 30, 2008, declined slightly from $2,326,990,000 at September 30, 2007, and were down 1% from $2,347,241,000 at June 30, 2008.  Deposits increased 12% to $2,276,198,000 at September 30, 2008, from $2,026,665,000 at September 30, 2007, and were up slightly from $2,260,950,000 as of June 30, 2008.

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $3.012 billion, is the holding company for GreenBank.  GreenBank, which traces its origin to 1890, has 64 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina.  It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division.  In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

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GRNB Reports Third Quarter 2008 Results

October 24, 2008

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2007, and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update forward-looking statements.

GREEN BANKSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2008	June 30, 2008	Sept. 30, 2007	Sept. 30, 2008	Sept. 30, 2007
Interest income	$42,566	$42,694	$52,294	$131,369	$126,715
Interest expense	18,182	17,650	25,001	57,469	57,668
Net interest income	24,384	25,044	27,293	73,900	69,047
Provision for loan losses	8,620	11,019	1,444	20,527	3,677
Net interest income after
provision for loan losses	15,764	14,025	25,849	53,373	65,370
Non-interest income	8,010	8,112	7,688	23,428	19,570
Non-interest expense	21,944	20,140	19,010	61,645	49,761
Income before income taxes	1,830	1,997	14,527	15,156	35,179
Income taxes	596	535	5,613	5,282	5,282
Net income	$1,234	$1,462	$8,914	$9,874	$21,616
Comprehensive income (loss)	$1,547	$(2,225)	$11,167	$8,478	$21,181

Earnings per share:
Basic	$0.10	$0.11	$0.69	$0.76	$1.90
Diluted	$0.10	$0.11	$0.69	$0.76	$1.89

Weighted average shares:
Basic	12,932	12,932	12,921	12,932	11,362
Diluted	12,948	12,958	13,009	12,936	11,455

Dividends declared per share	$0.13	$0.13	$0.13	$0.39	$0.39

			Sept. 30, 2008	Dec. 31, 2007	Sept. 30, 2007
Total assets			$3,012,041	$2,947,741	$2,955,747
Cash and cash equivalents			102,919	65,717	101,098
Investment securities			306,857	248,898	251,024
Loans, net of unearned interest			2,323,076	2,356,376	2,326,990
Allowance for loan losses			34,856	34,111	33,703
Deposits			2,276,198	1,986,793	2,026,665
Shareholders' equity			326,482	322,477	321,174
Tangible shareholders' equity [1]			170,365	164,650	159,772
Book value per share			25.12	24.94	24.85
Tangible book value per share [1]			13.11	12.73	12.36

1 Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.

-END-

GREEN BANKSHARES, INC.
Condensed Consolidated Balance Sheets
September 30, 2008 and December 31, 2007
(Dollars in thousands)

	(Unaudited)	(Unaudited)
	September 30,	June 30,	December 31,
	2008	2008	2007*
ASSETS

Cash and due from banks	$46,168	$59,823	$65,717

Federal funds sold & other	56,751	34,335	-

Securities available-for-sale ("AFS")	292,897	276,378	235,273
Securities held-to-maturity (with a market value of $700, $942 and $1,280
on September 30, 2008, June 30, 2008 and December 31, 2007)	757	968	1,303

FHLB and other stock, at cost	13,203	13,042	12,322

Loans held for sale	1,824	2,540	2,331

Loans, net of unearned income	2,323,076	2,347,241	2,356,376

Allowance for loan losses	(34,856)	(35,351)	(34,111)

Other real estate owned and repossessed assets	12,215	20,632	4,859

Bank premises and equipment, net of
accumulated depreciation	83,569	83,010	82,697

Goodwill and other intangible assets	156,117	156,518	157,827

Other assets	60,320	59,400	63,147

Total assets	$3,012,041	$3,018,536	$2,947,741

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits	$2,276,198	$2,260,950	$1,986,793
Federal funds purchased	413	-	87,787
Repurchase agreements	64,929	91,641	106,738
FHLB advances and notes payable	229,906	230,010	318,690
Subordinated debentures	88,662	88,662	88,662
Accrued interest payable and other liabilities	25,451	20,846	36,594

Total liabilities	2,685,559	2,692,109	2,625,264

SHAREHOLDERS' EQUITY

Common stock: $2 par value, 20,000,000 shares authorized;
12,999,161, 13,001,226 and 12,931,015 shares outstanding	25,998	26,003	25,862
Additional paid in capital	185,631	185,428	185,170
Retained earnings	114,742	115,198	109,938
Accumulated other comprehensive income (loss)	111	(202)	1,507

Total shareholders' equity	326,482	326,427	322,477

Total liabilities & shareholders' equity	$3,012,041	$3,018,536	$2,947,741

* Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Condensed Consolidated Statements of Income and Comprehensive Income
Three Months Ended September 30, 2008, June 30, 2008 and September 30, 2007 and Nine Months Ended September 30, 2008 and 2007
(Unaudited)

(Dollars in thousands except share and per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2008	2008	2007	2008	2007

Interest Income:
Interest and Fees on Loans	$38,497	$39,407	$48,630	$120,653	$120,226
Interest on Investment Securities	3,982	3,265	3,642	10,604	6,440
Interest on Federal Funds Sold and Interest-earning
Deposits	87	22	22	112	49
Total Interest Income	42,566	42,694	52,294	131,369	126,715

Interest Expense:
Interest on Deposits	14,345	13,377	17,812	43,657	43,977
Interest on Borrowings	3,837	4,273	7,189	13,812	13,691
Total Interest Expense	18,182	17,650	25,001	57,469	57,668

Net Interest Income	24,384	25,044	27,293	73,900	69,047

Provision for Loan Losses	8,620	11,019	1,444	20,527	3,677

Net Interest Income after
Provision for Loan Losses	15,764	14,025	25,849	53,373	65,370

Noninterest Income:
Service Charges, Commissions and Fees	6,711	6,787	6,418	19,725	16,102
Other Income	1,299	1,325	1,270	3,703	3,468
Total Noninterest Income	8,010	8,112	7,688	23,428	19,570
Noninterest Expense:
Salaries and Benefits	10,157	9,256	9,753	29,261	25,683
Occupancy and Furniture and Equipment Expense	3,180	3,114	2,852	9,743	7,574
Other Expenses	8,607	7,770	6,405	22,641	16,504
Total Noninterest Expense	21,944	20,140	19,010	61,645	49,761

Income Before Income Taxes	1,830	1,997	14,527	15,156	35,179

Income Taxes	596	535	5,613	5,282	13,563

Net Income	$1,234	$1,462	$8,914	$9,874	$21,616

Comprehensive Income	$1,547	$(2,255)	$11,167	$8,478	$21,181

Per Share of Common Stock:
Basic Earnings	$0.10	$0.11	$0.69	$0.76	$1.90
Diluted Earnings	$0.10	$0.11	$0.69	$0.76	$1.89
Dividends	$0.13	$0.13	$0.13	$0.39	$0.39

Weighted Average Shares Outstanding:
Basic	12,931,774	12,931,669	12,921,240	12,931,538	11,362,422
Diluted	12,947,618	12,958,439	13,008,733	12,936,084	11,455,389

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

(Dollars in thousands except share and per share data)

	September 30,	December 31,		%
	2008	2007		Change
Financial Condition Data:

Assets	$3,012,041	$2,947,741		2.18%
Loans, net of unearned interest	2,323,076	2,356,376		-1.41%
Cash and investments	353,025	314,615		12.21%
Deposits	2,276,198	1,986,793		14.57%
Federal funds purchased	413	87,787		-99.53%
FHLB advances and notes payable	229,906	318,690		-27.86%
Subordinated debentures	88,662	88,662		0.00%
Repurchase agreements	64,929	106,738		-39.17%
Shareholders' equity	326,482	322,477		1.24%
Tangible shareholders' equity (1)	170,365	164,650		3.47%

Ratios:
Book value per share	$25.12	$24.94		0.72%
Tangible book value per share (1)	$13.11	$12.73		2.99%
Average equity to average assets	11.18%	10.91%		2.47%
Dividend payout ratio	51.32%	32.85%	(2)	56.21%

      (1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
      (2) Includes special dividend of $0.16 per share paid in December 2007.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007	% Change	2008	2007	% Change
Operating Data:

Total Interest Income	$42,566	$52,294	-18.60%	$131,369	$126,715	3.67%
Total Interest Expense	18,182	25,001	-27.27%	57,469	57,668	-0.35%
Net Interest Income	24,384	27,293	-10.66%	73,900	69,047	7.03%
Provision for Loan Losses	8,620	1,444	496.95%	20,527	3,677	458.25%
Net Interest Income After Provision for Loan Losses	15,764	25,849	-39.02%	53,373	65,370	-18.35%
Non-Interest Income	8,010	7,688	4.19%	23,428	19,570	19.71%
Non-Interest Expense	21,944	19,010	15.43%	61,645	49,761	23.88%
Income Before Income Taxes	1,830	14,527	-87.40%	15,156	35,179	-56.92%
Income Tax Expense	596	5,613	-89.38%	5,282	13,563	-61.06%
Net Income	$1,234	$8,914	-86.16%	$9,874	$21,616	-54.32%

Comprehensive Income	$1,547	$11,167	-86.15%	$8,478	$21,181	-59.97%

Per Share of Common Stock:
Basic Earnings	$0.10	$0.69	-85.51%	$0.76	$1.90	-60.00%
Diluted Earnings	$0.10	$0.69	-85.51%	$0.76	$1.89	-59.79%
Dividends	$0.13	$0.13	0.00%	$0.39	$0.39	0.00%

Weighted Average Shares Outstanding:
Basic	12,931,774	12,921,240		12,931,538	11,362,422
Diluted	12,947,618	13,008,733		12,936,084	11,455,389

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2008	2008	2007	2008	2007
Key Financial Ratios:

Return on Average Assets	0.16%	0.20%	1.22%	0.45%	1.23%
Return on Average Shareholders' Equity	1.49%	1.76%	11.08%	3.99%	11.40%
Return on Average Tangible Shareholders' Equity (1)	2.82%	3.33%	22.32%	7.59%	18.59%
Interest Rate Spread	3.53%	3.70%	3.83%	3.61%	3.95%
Net Interest Margin	3.72%	3.92%	4.22%	3.83%	4.39%
Efficiency Ratio	67.74%	60.74%	54.34%	63.34%	56.15%

      (1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.

	September 30,	December 31,	September 30,
	2008	2007	2007
Asset Quality Ratios:
Nonperforming Loans as a Percentage of Total Loans,
net of Unearned Income	1.75%	1.36%	0.26%
Nonperforming Assets as a Percentage of Total Assets	1.76%	1.25%	0.26%
Allowance for Loan Losses as a Percentage of Total Loans,
net of Unearned Income	1.50%	1.45%	1.45%
Allowance for Loan Losses as a Percentage of
Nonperforming Loans	85.56%	106.34%	558.18%
Net Charge-Offs to Average Total Loans, Net of
Unearned Income	0.84%	0.57%	0.07%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
September 30, 2008
(UNAUDITED)

Nonperforming Assets and Net Charge-offs

As of and for the three months ended September 30, 2008	Bank	Other	Total
Loans past due 90 days and still accruing	$54	$-	$54
Nonaccrual loans	40,062	625	40,687
Other real estate owned and repossessed assets	12,017	198	12,215
Total nonperforming assets	$52,133	$823	$52,956

YTD net charge-offs	$17,950	$1,832	$19,782

As of and for the three months ended September 30, 2007	Bank	Other	Total
Loans past due 90 days and still accruing	$168	$-	$168
Nonaccrual loans	5,342	528	5,870
Other real estate owned and repossessed assets	1,055	455	1,510
Total nonperforming assets	$6,565	$983	$7,548

YTD net charge-offs	$423	$875	$1,298

As of and for the year ended December 31, 2007	Bank	Other	Total
Loans past due 90 days and still accruing	$18	$-	$18
Nonaccrual loans	31,560	500	32,060
Other real estate owned and repossessed assets	4,311	548	4,859
Total nonperforming assets	$35,889	$1,048	$36,937

Net charge-offs	$10,193	$1,503	$11,696

Asset Quality Ratios

As of and for the three months ended September 30, 2008	Bank	Other	Consolidated
Nonperforming loans as a percentage of total loans, net of unearned income	1.74%	1.57%	1.75%
Nonperforming assets as a percentage of total assets	1.73%	1.69%	1.76%
Allowance for loan losses as a percentage of total loans, net of unearned income	1.37%	8.01%	1.50%
Allowance for loan losses as a percentage of nonperforming loans	78.93%	510.88%	85.56%
YTD net charge-offs to average total loans, net of unearned income	0.77%	4.64%	0.84%

As of and for the three months ended September 30, 2007	Bank	Other	Consolidated
Nonperforming loans as a percentage of total loans, net of unearned income	0.24%	1.40%	0.26%
Nonperforming assets as a percentage of total assets	0.22%	1.96%	0.26%
Allowance for loan losses as a percentage of total loans, net of unearned income	1.32%	8.01%	1.45%
Allowance for loan losses as a percentage of nonperforming loans	556.73%	573.30%	558.18%
YTD net charge-offs to average total loans, net of unearned income	0.02%	2.45%	0.07%

As of and for the year ended December 31, 2007	Bank	Other	Consolidated
Nonperforming loans as a percentage of total loans, net of unearned income	1.35%	1.30%	1.36%
Nonperforming assets as a percentage of total assets	1.22%	2.11%	1.25%
Allowance for loan losses as a percentage of total loans, net of unearned income	1.32%	7.96%	1.45%
Allowance for loan losses as a percentage of nonperforming loans	98.37%	609.80%	106.34%
Net charge-offs to average total loans, net of unearned income	0.50%	4.14%	0.57%

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
September 30, 2008

	Three Months Ended						Nine Months Ended
	September 30,						September 30,
	2008			2007			2008			2007

	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans (1)(2)	2,302,465	38,510	6.65%	2,327,498	48,652	8.29%	2,322,510	120,698	6.94%	1,956,853	120,292	8.22%
Investment securities (2)	306,616	4,154	5.39%	255,556	3,825	5.94%	266,453	11,132	5.58%	154,630	6,725	5.81%
Other short-term investments	17,017	87	2.03%	1,760	22	4.96%	7,347	111	2.02%	1,279	49	5.12%
Total interest-earning assets	2,626,098	42,751	6.48%	2,584,814	52,499	8.06%	2,596,310	131,941	6.79%	2,112,762	127,066	8.04%

Non-interest earning assets	373,449			321,831			362,035			235,905
Total assets	2,999,547			2,906,645			2,958,345			2,348,667

Interest-bearing liabilities:
Deposits:
Interest checking, money market and
savings	617,156	2,146	1.38%	701,472	4,381	2.48%	663,195	7,726	1.56%	645,708	12,792	2.65%
Time deposits	1,440,693	12,199	3.37%	1,120,908	13,431	4.75%	1,270,940	35,931	3.78%	891,179	31,185	4.68%
Total interest bearing-deposits	2,057,849	14,345	2.77%	1,822,380	17,812	3.88%	1,934,135	43,657	3.02%	1,536,887	43,977	3.83%

Securities sold under repurchase and
short-term borrowings	74,385	262	1.40%	147,589	1,777	4.78%	128,057	2,054	2.14%	80,697	2,831	4.69%
Notes payable	318,601	3,575	4.46%	375,618	5,412	5.72%	351,071	11,758	4.47%	268,917	10,860	5.40%

Total interest-bearing liabilities	2,450,835	18,182	2.95%	2,345,587	25,001	4.23%	2,413,263	57,469	3.18%	1,886,501	57,668	4.09%

Non-Interest Bearing Liabilities:
Demand Deposits	193,566			208,093			188,737			178,051
Other Liabilities	24,965			33,893			25,569			30,522
Total Non-Interest Bearing Liabilities	218,531			241,986			214,306			208,573

Total liabilities	2,669,366			2,587,573			2,627,569			2,095,074

Shareholders' equity	330,181			319,072			330,776			253,593

Total liabilities & shareholders' equity	2,999,547			2,906,645			2,958,345			2,348,667

Net interest income		24,569			27,498			74,472			69,398

Interest rate spread			3.53%			3.83%			3.61%			3.95%

Net yield on interest-earning assets (net interest margin)			3.72%			4.22%			3.83%			4.39%

(1) 2008 average loan balances exclude nonaccrual loans for the periods presented.  2007 average loan balances include nonaccrual loans for the periods presented,  as they were not material.

(2) Fully Taxable Equivalent (“FTE”) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
September 30, 2008
(UNAUDITED)

	September 30, 2008		June 30, 2008
Loans	Balance	%	Balance	%	% Change
Commercial	$319,087	13.65%	$324,779	13.75%	-1.75%
Commercial real estate	1,525,742	65.27%	1,546,314	65.46%	-1.33%
Residential real estate	391,550	16.75%	393,196	16.65%	-0.42%
Consumer	91,866	3.93%	93,910	3.98%	-2.18%
Other	9,237	0.40%	3,825	0.16%	141.49%
	2,337,482	100.00%	2,362,024	100.00%	-1.04%

Less: Unearned interest income	(14,406)		(14,783)
Total	$2,323,076		$2,347,241

Loan Balances by Geographical Region and Operating Subsidiaries

	September 30, 2008		June 30, 2008
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region 1	$546,378	23.52%	$518,370	22.08%	5.40%
East Tennessee Region	789,422	33.98%	798,300	34.01%	-1.11%
Middle Tennessee Region	947,408	40.79%	990,182	42.19%	-4.32%

GCB Acceptance Corporation	16,526	0.71%	16,845	0.72%	-1.89%
Superior Financial Services, Inc.	23,342	1.00%	23,544	1.00%	-0.86%

Total	$2,323,076	100.00%	$2,347,241	100.00%	-1.03%

1 Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina.

	September 30, 2008		June 30, 2008
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$189,262	8.31%	$195,104	8.63%	-2.99%
Interest bearing demand	433,735	19.06%	467,643	20.68%	-7.25%
Money market and savings	165,343	7.26%	170,400	7.54%	-2.97%
Retail time	634,967	27.90%	639,547	28.29%	-0.72%
Jumbo time	852,891	37.47%	788,256	34.86%	8.20%
Total	$2,276,198	100.00%	$2,260,950	100.00%	0.67%

Deposit Balances by Geographical Region

	September 30, 2008		June 30, 2008
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region 1	$1,103,236	48.47%	$1,038,197	45.92%	6.26%
East Tennessee Region	260,211	11.43%	284,310	12.57%	-8.48%
Middle Tennessee Region	912,751	40.10%	938,443	41.51%	-2.74%

Total	$2,276,198	100.00%	$2,260,950	100.00%	0.67%

1 Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina.